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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 31, 2002


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-21531               05-0376157
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)


                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Event

        On December 31, 2002, the Company issued a press release announcing the completion of its acquisition of Northeast Cooperatives. A copy of this press release is attached as an exhibit to this Form 8-K.

        On January 2, 2003, the Company issued a press release announcing the appointment of Rick D. Puckett to the positions of Vice President, Chief Financial Officer and Treasurer of the Company. A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of businesses acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

              Exhibit No.     Description
              -----------     -----------

                  99.1 Press Release, dated December 31, 2002, announcing the completion of the Company's acquisition of Northeast Cooperatives.

                  99.2 Press Release, dated January 2, 2003, announcing the appointment of Rick D. Puckett to the positions of Vice President, Chief Financial Officer and Treasurer of the Company.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED NATURAL FOODS, INC.


                                      By: /s/ Steven H. Townsend
                                          --------------------------
                                          Steven H. Townsend
                                          President and Chief Executive Officer

                                      Date:  January 3, 2003


                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

    99.1 Press Release, dated December 31, 2002, announcing the completion of the Company's acquisition of Northeast Cooperatives.

    99.2 Press Release, dated January 2, 2003, announcing the appointment of Rick D. Puckett to the positions of Vice President, Chief Financial Officer and Treasurer of the Company.